UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 1, 2019

Enviva Partners, LP
(Exact name of registrant as specified in its charter)

Delaware	001-37363	46-4097730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7200 Wisconsin Ave, Suite 1000 Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 657-5660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	EVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Introductory Note
On April 5, 2019, Enviva Partners, LP, a Delaware limited partnership (the “Partnership”) filed a Current Report on Form 8-K (the “Initial Report”) to report the consummation of the transactions contemplated by a contribution agreement (the “Contribution Agreement”) by and among the Partnership, Enviva Holdings, LP, and Enviva Development Holdings, LLC, a Delaware limited liability company (“DevCo”). Pursuant to the Contribution Agreement, on April 2, 2019, DevCo contributed to a wholly owned subsidiary of the Partnership all of the issued and outstanding Class B units of Enviva Wilmington Holdings, LLC, a Delaware limited liability company (together with its subsidiaries, “Enviva Wilmington Holdings”).
This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Initial Report to provide financial statements of Enviva Wilmington Holdings and the pro forma financial statements of the Partnership required by Item 9.01 of Form 8-K. No other modifications to the Initial Report are being made by this Amendment. This Amendment should be read in connection with the Initial Report, which provides a more complete description of the Contribution Agreement and transactions contemplated thereby.

Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The audited consolidated financial statements of Enviva Wilmington Holdings as of December 31, 2018 and 2017 and for the years ended December 31, 2018 and 2017, together with the related notes to the financial statements, are included as Exhibit 99.1 to this Amendment and are incorporated herein by reference.
The unaudited condensed consolidated financial statements of Enviva Wilmington Holdings as of March 31, 2019 and for the three months ended March 31, 2019 and 2018, together with the related unaudited notes to the financial statements, are included as Exhibit 99.2 to this Amendment and are incorporated herein by reference.
(b) Pro Forma Financial Information. The unaudited pro forma combined financial statements of the Partnership as of March 31, 2019 and for the three months ended March 31, 2019 and for the years ended December 31, 2018 and 2017, together with the related unaudited notes to the financial statements, are included as Exhibit 99.3 to this Amendment and are incorporated herein by reference.
(c) Exhibits.

Exhibit Number	Description
23.1*	Consent of KPMG LLP
99.1*
Audited Consolidated Financial Statements of Enviva Wilmington Holdings, LLC as of December 31, 2018 and 2017 and for the years ended December 31, 2018 and 2017, together with the related notes to the financial statements

99.2*
Unaudited Condensed Consolidated Financial Statements of Enviva Wilmington Holdings, LLC as of March 31, 2019 and for the three months ended March 31, 2019 and 2018, together with the related unaudited notes to the financial statements

99.3*
Unaudited Pro Forma Combined Financial Statements of Enviva Partners, LP as of March 31, 2019 and for the three months ended March 31, 2019 and for the years ended December 31, 2018 and 2017, together with the related unaudited notes to the financial statements

*    Filed herewith.

SIGNATURES
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIVA PARTNERS, LP

	By:	Enviva Partners GP, LLC, its general partner

Date: June 17, 2019

	By:	/s/ JASON E. PARAL
	Name:	Jason E. Paral
	Title:	Vice President, Associate General Counsel and Secretary

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